SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                   FORM 8-K/A, AMENDMENT NO. 2

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 9, 1996


                   Cosmetic Sciences, Inc.
    (Exact name of Registrant as specified in its charter)

                          New York
            (State or other jurisdiction of incorporation)

          0-9836                       22-2210547
  (Commission File Number)  (IRS Employer Identification No.)


One Old Country Road, Suite 335, Carle Place, NY    11514
 (Address of principal executive offices)           (Zip Code)

175 Fulton Street, Hempstead, New York              11550
(Former address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (516) 248-2273

The undersigned registrant hereby amends Item 7 of its Form
8-K/A, Amendment No. 1 ("Form 8-K/A"), previously filed with the
Commission on July 2, 1996, so as to include the agreement reached on June 20, 1996 by and among itself, Arbor Home Healthcare Holding LLC, Coss Holding Corp. ("Coss"), and certain of Coss' shareholders, as an exhibit hereto.


Item 7.   Financial Statements, Pro Forma Financial Information
           and Exhibits.

(c)  Exhibits

Exhibit
Number         Description of Exhibit


 2.3 Agreement, dated June 20, 1996, extending the First Option Termination Date from June 21, 1996 to
               August 21, 1996.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Amendment No. 2 to Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                              COSMETIC SCIENCES, INC.

                              By:  Mary Ann Page
                                   Mary Ann Page


Dated: July 9, 1996